Exhibit 99.2

For more information, contact:

Name: McCall Butler

AT&T Corporate Communications

Phone: 404-986-0456

Email: mb8191@att.com

AT&T INC. ANNOUNCES PRICING TERMS FOR ITS EXCHANGE OFFERS

Dallas, Texas, August 19, 2016 — AT&T Inc. (NYSE: T) (“AT&T”) announced today pricing terms with respect to its private offers to (i) exchange (the “Pool 1 Offer”) the nine series of notes described in the table below (collectively, the “Pool 1 Notes”) for a new series of AT&T’s senior notes to be due in 2048 (the “New 2048 Notes”) and cash, as applicable. For each $1,000 principal amount of Pool 1 Notes validly tendered and not validly withdrawn prior to 5:00 p.m., New York City time, on August 18, 2016 (the “Early Participation Date”) and accepted by AT&T, the following table sets forth the yields, the Total Consideration, the principal amount of the New 2048 Notes, as priced below, and the amount of cash, as applicable:

Title of Security	Issuer		CUSIP Number	Reference UST Security(1)	Reference Yield(2)	Fixed Spread (basis points)	Yield(3)	Total Consideration(4)	Principal Amount of New 2048 Notes	Cash Payment
6.450% Global Notes due June 15, 2034	AT&T Inc.	(5)	78387GAM5	30 year	2.294%	200	4.294%	$1,266.04	$1,275.40	$0.00
6.800% Notes due 2036	AT&T Inc.		00206RAB8	30 year	2.294%	200	4.294%	$1,330.69	$1,340.53	$0.00
6.400% Global Notes due 2038	AT&T Inc.		00206RAN2	30 year	2.294%	210	4.394%	$1,278.60	$1,288.05	$0.00
6.150% Global Notes due 2034	AT&T Inc.	(5)	78387GAQ6	30 year	2.294%	195	4.244%	$1,238.40	$1,247.56	$0.00
6.300% Global Notes due 2038	AT&T Inc.		00206RAG7	30 year	2.294%	205	4.344%	$1,270.36	$1,279.75	$0.00
6.500% Global Notes due 2037	AT&T Inc.		00206RAD4	30 year	2.294%	200	4.294%	$1,303.07	$1,312.71	$0.00
6.550% Global Notes due 2039	AT&T Inc.		00206RAS1	30 year	2.294%	205	4.344%	$1,314.18	$1,323.90	$0.00
5.550% Global Notes due 2041	AT&T Inc.		00206RBA9	30 year	2.294%	207	4.364%	$1,179.13	$1,187.85	$0.00
8.250% Senior Notes due November 15, 2031(6)	AT&T Corp.		001957BD0/ U03017BC0	10 year	1.597%	205	3.647%	$1,533.09	$1,544.43	$0.00

(1)	The 30 year Reference UST Security refers to the 2.5% U.S. Treasury Notes due May 15, 2046 and the 10 year Reference UST Security refers to the 1.625% U.S. Treasury Notes due May 15, 2026.
(2)	The bid-side yield on the Reference UST Security.
(3)	Reflects the bid-side yield on the Reference UST Security plus the applicable Fixed Spread, calculated in accordance with the procedures set forth in the Offering Memorandum, dated August 5, 2016 (the “Offering Memorandum”).

August 19, 2016

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(4)	The Total Consideration for each series of Pool 1 Notes includes an Early Participation Payment of $50.00 per $1,000 principal amount of Old Notes Tendered and accepted.
(5)	AT&T Inc. was formerly known as SBC Communications Inc.
(6)	The 8.250% Senior Notes due November 15, 2031 are fully, unconditionally and irrevocably guaranteed by AT&T. The initial interest rate on the 8.250% Senior Notes due November 15, 2031 was 8.000%.

and (ii) exchange (the “Pool 2 Offer” and, together with the Pool 1 Offer, the “Exchange Offers”) the twelve series of notes described in the table below (collectively, the “Pool 2 Notes” and, together with the Pool 1 Notes, the “Old Notes”) for a new series of AT&T’s senior notes to be due in 2049 (the “New 2049 Notes” and, together with the New 2048 Notes, the “New Notes”) and cash, as applicable. For each $1,000 principal amount of Pool 2 Notes validly tendered and not validly withdrawn prior to the Early Participation Date and accepted by AT&T, the following table sets forth the yields, the Total Consideration, the principal amount of the New 2049 Notes, as priced below, and the amount of cash, as applicable:

Title of Security	Issuer	CUSIP Number	Reference UST Security(1)	Reference Yield(2)	Fixed Spread (basis points)	Yield(3)	Total Consideration(4)	Principal Amount of New 2049 Notes	Cash Payment
6.650% Zero-to-Full Debentures, due December 15, 2095	BellSouth Telecommunications, LLC(5)	079867AS6	30 year	2.294%	290	5.194%	$1,275.41	$1,278.43	$0.00
7.120% Debentures, due July 15, 2097	BellSouth, LLC(6)	079857AF5	30 year	2.294%	290	5.194%	$1,364.85	$1,368.08	$0.00
7.000% Debentures, due December 1, 2095	BellSouth Telecommunications, LLC(5)	079867AP2	30 year	2.294%	290	5.194%	$1,341.62	$1,344.79	$0.00
6.550% Notes due 2034	BellSouth, LLC(7)	079860AE2	30 year	2.294%	240	4.694%	$1,221.96	$1,169.23	$55.49
6.000% Notes due 2034	BellSouth, LLC(7)	079860AK8	30 year	2.294%	240	4.694%	$1,158.50	$1,137.40	$23.78
7.875% Debentures due 2030	BellSouth, LLC(6)	079857AH1	10 year	1.597%	245	4.047%	$1,393.77	$1,397.07	$0.00
6.875% Notes due 2031	BellSouth, LLC(7)	079860AD4	10 year	1.597%	250	4.097%	$1,310.54	$1,313.64	$0.00
5.350% Global Notes due 2040	AT&T Inc.	04650NAB0/ U9475PAA6	30 year	2.294%	205	4.344%	$1,148.95	$1,151.67	$0.00
6.375% Debentures, due June 1, 2028	BellSouth Telecommunications, LLC(5)	079867AW7	10 year	1.597%	215	3.747%	$1,247.58	$1,250.53	$0.00
6.550% Debentures due January 15, 2028	Ameritech Capital Funding Corporation	030955AN8	10 year	1.597%	210	3.697%	$1,262.56	$1,265.55	$0.00
8.750% Senior Notes due 2031	New Cingular Wireless Services, Inc.(8)	00209AAF3/ U0027MAC1	10 year	1.597%	195	3.547%	$1,585.32	$1,589.07	$0.00
7.125% Senior Notes due 2031	AT&T Mobility LLC(9)	17248RAJ5	10 year	1.597%	195	3.547%	$1,419.03	$1,422.39	$0.00

August 19, 2016 © 2016 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.	Page 2

(1)	The 30 year Reference UST Security refers to the 2.5% U.S. Treasury Notes due May 15, 2046 and the 10 year Reference UST Security refers to the 1.625% U.S. Treasury Notes due May 15, 2026.
(2)	The bid-side yield on the Reference UST Security.
(3)	Reflects the bid-side yield on the Reference UST Security plus the applicable Fixed Spread, calculated in accordance with the procedures set forth in the Offering Memorandum.
(4)	The Total Consideration for each series of Pool 2 Notes includes an Early Participation Payment of $50.00 per $1,000 principal amount of Old Notes Tendered and accepted.
(5)	BellSouth Telecommunications, LLC was formerly known as BellSouth Telecommunications, Inc.
(6)	The 7.120% Debentures, due July 15, 2097 and the 7.875% Debentures due 2030 were originally issued by BellSouth Capital Funding Corporation, which subsequently merged with and into BellSouth Corporation, which subsequently merged with and into BellSouth, LLC.
(7)	The 6.550% Notes due 2034, the 6.000% Notes due 2034 and the 6.875% Notes due 2031 were originally issued by BellSouth Corporation, which subsequently merged with and into BellSouth, LLC.
(8)	New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.
(9)	AT&T Mobility LLC was formerly known as Cingular Wireless LLC.

Eligible Holders who validly tender their Old Notes after the Early Participation Date will receive, for each $1,000 principal amount of such Old Notes validly tendered and accepted by AT&T, an amount reflecting the applicable Total Consideration less the Early Participation Payment of $50.00 as specified in the Offering Memorandum and the related letter of transmittal (the “Letter of Transmittal”).

For each $1,000 principal amount of Old Notes validly tendered and not validly withdrawn, and accepted by AT&T, Eligible Holders of such Old Notes will receive a cash payment for accrued and unpaid interest on the applicable series of Old Notes up to, but not including, the settlement date as well as a cash payment for amounts due in lieu of fractional amounts of New Notes.

The interest rate on the New 2048 Notes will be 4.500%, and the interest rate on the New 2049 Notes will be 4.550%. The yield on the New 2048 Notes will be 4.544% and the New Issue Price of the New 2048 Notes will be $992.66, which has been determined by reference to the bid-side yield on the 2.5% U.S. Treasury Notes due May 15, 2046, as of the Pricing Time, which was 2.294%, plus 2.25%. The yield on the New 2049 Notes will be 4.564% and the New Issue Price of the New 2049 Notes will be $997.64, which has been determined by reference to the bid-side yield on the 2.5% U.S. Treasury Notes due May 15, 2046, as of the Pricing Time, which was 2.294%, plus 2.27%.

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in the Offering Memorandum and the Letter of Transmittal.

The Exchange Offers are only made and the New Notes are only being offered to, and copies of the offering documents will only be made available to, a holder of Old Notes who has certified its status as either (a) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (b) (i) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or

August 19, 2016 © 2016 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.	Page 3

trust) for the benefit or account of a non-“U.S. person”, (ii) if located or resident in any Member State of the European Economic Area which has implemented Directive 2003/71/EC, as amended (the “Prospectus Directive”), a “Qualified Investor” as defined in the Prospectus Directive and (iii) if located or resident in Canada, is located or resident in a province of Canada and is an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”), and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario) that is not an individual unless that person is also a “permitted client” as defined in National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”) (each, an “Eligible Holder”).

The Exchange Offers will expire at 11:59 p.m., New York City time, on September 1, 2016, unless extended or earlier terminated by AT&T. In accordance with the terms of the Exchange Offers, the withdrawal deadline relating to the Exchange Offers occurred at 5:00 p.m. New York City time on August 18, 2016. As a result, tendered Old Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by AT&T).

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the Offering Memorandum and the Letter of Transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

In the United Kingdom, this press release is only being communicated to, and any other documents or materials relating to the Exchange Offers are only being distributed to and are only directed at, (i) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Order”) or (ii) high net worth entities falling within Articles 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”). Any investment or investment activity to which this announcement relates is available only to relevant persons and will be engaged in only with relevant persons. Any person who is not a relevant person should not act or rely on this announcement or any of its contents.

Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who complete and return a letter of eligibility confirming that they are Eligible Holders. Holders of Old Notes who desire a copy of the eligibility letter may contact Global Bondholder Services Corporation, the information agent for the Exchange Offers, at (866) 470-3900 (toll-free) or (212) 430-3774 (collect) or by email at contact@gbsc-usa.com.

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August 19, 2016 © 2016 AT&T Intellectual Property. All rights reserved. AT&T and the Globe logo are registered trademarks of AT&T Intellectual Property.	Page 4

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and in the Offering Memorandum related to the Exchange Offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.

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